Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE HORIZON THERAPEUTICS PLC HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO HORIZON THERAPEUTICS PLC IF PUBLICLY DISCLOSED.

CONFIDENTIAL

AMENDMENT NO. 1 TO

COMMERCIAL SUPPLY AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Commercial Supply Agreement by and between Horizon Pharma Ireland Limited (“Customer”) and AGC Biologics A/S, formerly known as CMC Biologics A/S (“AGC”) is dated as of May 15, 2019 (“Amendment Effective Date”).

RECITALS

AGC and Customer are Parties to the Commercial Supply Agreement effective as of February 14, 2018 (the “Agreement”). AGC and Customer wish to amend certain provisions of the Agreement so that AGC may subcontract certain Services to AGC’s affiliated entity, AGC Biologics, Inc., located in Bothell, Washington (“AGC SEA”).

AGREEMENT

1. Definition and Interpretation. The definition of “AGC Facility” in Clause 1.1 of the Agreement is deleted in its entirety and replaced by the following:

“AGC Facility” means AGC’s manufacturing facility in Copenhagen, Denmark, Bothell, Washington or another AGC facility agreed on in writing by the Parties.

2. Quality Agreement. The following provision is added to the end of Clause 2.3:

Promptly following the Amendment Effective Date, but in any event within [***] days following the Amendment Effective Date unless mutually extended by the Parties, AGC and Customer shall execute an addendum to the Commercial Quality Agreement or enter into a new Quality Agreement to address the manufacture of Product by AGC SEA.

3. Subcontract to Affiliates. Clause 2.5.1 is deleted in its entirety and replaced with the following:

2.5 AGC may subcontract

2.5.1 to its Affiliates, specifically AGC SEA, any part of the Services (provided that the Affiliates may not further subcontract those parts of the Services), with the prior written consent of Customer (such consent not to be unreasonably withheld, delayed or conditioned);

4. Subcontract to Testing Laboratories. Pursuant to Clause 2.5.2 of the Agreement, Customer acknowledges and agrees that AGC SEA may subcontract the Services identified in the definition of Testing Laboratories to the parties identified as Contract Labs on Attachment C to the Commercial Quality Agreement.

5. Customer Materials; AGC Materials. Clause 3.1 of the Agreement is deleted in its entirety and replaced with the following:

All Raw Materials purchased by AGC for the Services will be the property of AGC. Customer will reimburse AGC for any Raw Materials purchased and consumed by AGC for manufacture of Product. Payments made by Customer to reimburse AGC for Raw Materials purchased for the Services shall be

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CONFIDENTIAL

deemed advance payments for Product (“Advance Payments”). Title to Product shall pass to Customer as set out in Clauses 6.3 and 6.7 of this Agreement.

6. Invoicing and Payment Terms. Clauses 7.4, and 7.5 and 7.8 of the Agreement are deleted in their entirety and replaced with the following:

7.4 Unless otherwise agreed to in writing by the Parties, all invoices will be in Euros and Customer agrees to pay all sums due hereunder in Euros and shall be issued to Horizon from the AGC Facility in Copenhagen, Denmark.

7.5 Unless otherwise agreed to in writing by the Parties, AGC will issue invoices in accordance with the provisions of Appendix Two.

7.8 Advance Payments and shipping costs for all Services will be invoiced to Customer as set forth in Appendix Two.

7. Appendix Two. Appendix Two to the Agreement is deleted in its entirety and replaced with Appendix Two to this Amendment No. 1.

8. No Other Amendment; Confirmation. Except as expressly amended, modified and supplemented by this Amendment No. 1, the provisions of the Agreement, including the provisions of Clause 6.16 and Appendix Two, shall remain in full force and effect. Unless otherwise defined in this Amendment No. 1, all capitalized terms used but not defined in this Amendment No. 1 shall have the meaning set forth in the Agreement. Each Party acknowledges that it has read this Amendment No. 1, understands the changes affecting the Agreement and agrees to be bound by the terms of the Agreement as modified by this Amendment No. 1. The Parties further acknowledge and agree that the Agreement, as amended, embodies the complete and exclusive understanding among the Parties and supersedes and merges all related prior proposals and understandings whether oral or written.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Amendment Effective Date.

HORIZON PHARMA IRELAND LIMITED		AGC BIOLOGICS A/S, formerly known as CMC Biologics A/S

By	/s/ Alan Mac Neice	By	/s/ Patricio Massera
Print Name	Alan Mac Neice	Print Name	Patricio Massera
Title	Director	Title	CEO
	duly authorized		duly authorized

CONFIDENTIAL

APPENDIX TWO

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